Exhibit 99.1

Cerevel Therapeutics Announces Updates to its Board of Directors

CAMBRIDGE, Mass. – June 15, 2022 – Cerevel Therapeutics (Nasdaq: CERE), a company dedicated to unraveling the mysteries of the brain to treat neuroscience diseases, announced today that it has appointed Suneet Varma to serve as a member of its board of directors. Mr. Varma succeeds Morris Birnbaum, M.D., Ph.D., who announced that he is retiring from his role as Senior Vice President and Chief Scientific Officer of Internal Medicine at Pfizer Inc., and will therefore be stepping down from his position as a director at Cerevel. Dr. Birnbaum has served on the Cerevel board since the company’s inception in 2018.

Mr. Varma is Global President, Rare Diseases, at Pfizer Inc., where he leads one of Pfizer’s fastest growing, high science units, which includes a diverse portfolio in multiple therapeutic areas including cardiology, hematology, endocrinology-metabolic, renal, and neurology. Just prior, Mr. Varma was Global President, Hospital Business Unit at Pfizer, which impacts the lives of over 200 million patients annually. He currently sits on the Board of Trustees of Drew University and Kent Place School. Over his career he has also sat on the Board of the Ad Council and several life sciences industry associations.

“Suneet is a patient-focused leader with a strong track record in building businesses, driving commercial success, and supporting diversity, equity, and inclusion,” Tony Coles, M.D., chief executive officer and chairperson of Cerevel Therapeutics. “I am pleased to add his depth of experience and vision to the board as we look forward to many milestones on our journey to deliver new treatment options for people living with some of the most devastating neuroscience diseases.”

“I would also like to extend my sincere appreciation to Morrie for his years of service to Cerevel,” continued Dr. Coles. “As one of our original Board members, Morrie has been instrumental in the establishment of the company and the tremendous progress we have made in the last four years.”

“I am proud to take on this role as Cerevel continues to grow and meaningfully impact the lives of millions of people – both patients and their families – around the world suffering from debilitating neurologic diseases,” said Mr. Varma. “Cerevel has convened some of the brightest and most compelling leaders in life sciences to advance research and deliver treatments for these conditions, and I am eager to join them in support of their mission.”

“Being part of the Cerevel journey – and creating a company dedicated to transforming what is possible in neuroscience – has been an exciting and rewarding experience,” said Dr. Birnbaum. “I look forward to seeing all that this organization will accomplish in the future, and I wish the board and the entire company well as they steer Cerevel through its next phase of growth.”

About Suneet Varma

Suneet Varma is Global President, Rare Disease Business Unit, one of Pfizer’s fastest growing, high science units, which includes a diverse portfolio focused in multiple therapeutic areas including cardiology, hematology, endocrinology-metabolic, renal, and neurology. Just prior, Mr. Varma was Global President, Hospital Business Unit, one of Pfizer’s largest units which impacts the lives of over 200 million patients annually. Prior to that, Mr. Varma held positions of increasing responsibility at Pfizer, including Global President within Pfizer’s Essential Health group leading the Global Brands and Anti-Infectives portfolios, President and General Manager of Pfizer Consumer Healthcare, and Regional President North America, Regional President Asia-Pacific and President of Consumer Healthcare in Canada.

Mr. Varma currently sits on the Board of Trustees of Drew University and Kent Place School. Over his career he has also sat on the Board of the Ad Council and several industry associations. Mr. Varma has a strong track record of launching medicines, leading brands, and changing the standard of care in treating patients. He received his M.B.A. from the Harvard Business School and a B.S. in Engineering from Tufts University.

About Cerevel Therapeutics

Cerevel Therapeutics is dedicated to unraveling the mysteries of the brain to treat neuroscience diseases. The company is tackling diseases with a targeted approach to neuroscience that combines expertise in neurocircuitry with a focus on receptor selectivity. Cerevel Therapeutics has a diversified pipeline comprising five clinical-stage investigational therapies and several preclinical compounds with the potential to treat a range of neuroscience diseases, including Parkinson’s, epilepsy, schizophrenia, and dementia-related apathy. Headquartered in Cambridge, Mass., Cerevel Therapeutics is advancing its current research and development programs while exploring new modalities through internal research efforts, external collaborations, or potential acquisitions. For more information, visit www.cerevel.com.

Special Note Regarding Forward-Looking Statements

This press release contains forward-looking statements that are based on management’s beliefs and assumptions and on information currently available to management. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this press release, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. Forward-looking statements in this press release include, but are not limited to, statements about our goals and strategy and the potential attributes and benefits of our product candidates. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. Actual performance and results may differ materially from those projected or suggested in the forward-looking statements due to various risks and uncertainties, including, among others: clinical trial results may not be favorable; uncertainties inherent in the product development process (including with respect to the timing of results and whether such results will be predictive of future results); the impact of COVID-19 on the timing, progress and results of ongoing or planned clinical trials; other impacts of COVID-19, including operational disruptions or delays or to our ability to raise additional capital; whether and when, if at all, our product candidates will receive approval from the FDA or other regulatory authorities, and for which, if any, indications; competition from other biotechnology companies; uncertainties regarding intellectual property protection; and other risks identified in our SEC filings, including those under the heading “Risk Factors” in our Quarterly Report on Form 10-Q filed with the SEC on May 10, 2022 and our subsequent SEC filings. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

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Media Contact:

Anna Robinson

Cerevel Therapeutics

anna.robinson@cerevel.com

Investor Contact:

Matthew Calistri

Cerevel Therapeutics

matthew.calistri@cerevel.com